Exhibit 10.3

FIRST AMENDMENT TO VENDOR AGREEMENT

This FIRST AMENDMENT TO THE VENDOR AGREEMENT (this “First Amendment”) is effective as of February 1, 2003 (the “First Amendment Effective Date”) by and between BEST BUY PURCHASING LLC and TIVO INC.

RECITALS

WHEREAS, Best Buy Co., Inc. and TiVo Inc. entered into that certain Vendor Agreement having an effective date of March 3, 2002 (the “Vendor Agreement”);

WHEREAS, Best Buy Co., Inc. and TiVo Inc. have previously extended the term of the Vendor Agreement;

WHEREAS, Best Buy Co., Inc. assigned all of its rights and obligations under the Vendor Agreement to Best Buy Purchasing LLC; and

WHEREAS, Best Buy Purchasing LLC and TiVo Inc. wish to further extend the term of the Vendor Agreement.

NOW, THEREFORE, Best Buy Purchasing LLC and TiVo Inc. agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Vendor Agreement.

1.    TERM.  Section 16.1 of the Vendor Agreement is hereby amended by replacing “February 1, 2003” with “February 29, 2004”.

2.    EFFECT OF AMENDMENT.  Except as expressly modified herein, all other terms and conditions of the Vendor Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Best Buy Purchasing LLC’s and TiVo Inc.’s respective duly authorized officers have executed this First Amendment. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

TIVO INC.		BEST BUY PURCHASING LLC

By:	/s/ Joe Miller	By:	/s/ Michael London

Printed Name:	Joe Miller	Printed Name:	Michael London

Title:	VP, Sales	Title:	EVP Comm

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